UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

Medidata Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34387	13-4066508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Hudson Street, 9th Floor New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 918-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 27, 2015, the Company’s stockholders took the following actions: (1) elected seven directors to serve on the board of directors until the Company’s next annual meeting of stockholders or until their respective successors have been elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement (the “Say on Pay Vote”); and (3) ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015. For more information about the foregoing proposals, see the Company’s proxy statement filed with the Securities and Exchange Commission on April 15, 2015, the relevant portions of which are incorporated herein by reference.

The number of shares of common stock entitled to vote at the Annual Meeting was 55,182,000. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 51,620,148. The voting results for each proposal are set forth below.

Proposal 1. Election of Directors

The seven director nominees who received the highest number of votes (all of the individuals listed below) were elected to the board of directors, and will serve as directors until the Company’s next annual meeting of stockholders or until their respective successors have been elected and qualified. The votes cast for or withheld with respect to each nominee and the number of broker non-votes with respect to each nominee were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Tarek A. Sherif	47,566,878	1,256,778	2,796,492
Glen M. de Vries	48,586,358	237,298	2,796,492
Carlos Dominguez	48,628,070	195,586	2,796,492
Neil M. Kurtz, M.D.	48,564,042	259,614	2,796,492
George W. McCulloch	48,582,811	240,845	2,796,492
Lee A. Shapiro	48,627,828	195,828	2,796,492
Robert B. Taylor	47,867,704	955,952	2,796,492

Proposal 2. Advisory Vote on Executive Compensation (the Say on Pay Vote)

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables, and the related narrative. There were 48,560,837 (or 99.46%) votes cast for this proposal, and 139,234 (or 0.28%) votes against it, with 123,585 votes abstaining and 2,796,492 broker non-votes.

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The results of the voting included 51,426,268 (or 99.62%) votes for, 86,972 votes against, and 106,908 votes abstaining.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIDATA SOLUTIONS, INC.

Date: May 29, 2015

	By:	/S/ MICHAEL I. OTNER
	Name:	Michael I. Otner
	Title:	Executive Vice President—General Counsel and Secretary